                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                    Date of report: August 12, 2002

                                                   ENTERPRISE PRODUCTS PARTNERS L.P.
                                        (Exact name of registrant as specified in its charter)

                               Delaware                            1-14323                        76-0568219

                   (State or other jurisdiction of               (Commission           (I.R.S. Employer Identification
                    incorporation of organization)               File Number)                        No.)

                                               2727 North Loop West, Houston, Texas     77008-1037
                                             (Address of principal executive offices)   (Zip Code)

                                            Registrants telephone number, including area code:
                                                                (713) 880-6500

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

                  Not applicable.

(b)      Pro forma financial information.

                  Not applicable.

(c)      Exhibits.

99.1     Statement Under Oath of O.S. Andras, Principal Executive Officer of Enterprise Products GP, LLC, the General Partner of
                  Enterprise Products Partners L.P., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2     Statement Under Oath of Michael A. Creel, Principal Financial Officer of Enterprise Products GP, LLC, the General Partner
                  of Enterprise Products Partners L.P., Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.   REGULATION FD DISCLOSURE.

On August 9, 2002, Enterprise Products Partners L.P. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC's File No. 4-460 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

                                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERPRISE PRODUCTS PARTNERS L.P.

                                            By:   Enterprise Products GP, LLC, the general partner of
                                                     Enterprise Products Partners L.P.

Date: August 12, 2002                       By:      /s/ Michael J. Knesek
                                                     Michael J. Knesek
                                                     Vice President, Controller, and
                                                     Principal Accounting Officer of
                                                     Enterprise Products GP, LLC